                                                                    Exhibit 99.1

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8
                       MORTGAGE PASS-THROUGH CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               NOVEMBER [1], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

DEAL INFO

DEAL NAME              MLMI 2005-A8
BLOOMBERG TICKER:      MLMI 2005-A8
ASSET CLASS:                  Alt-A
ISSUER:                        MLMI
TRUSTEE:                         WF
LEAD MANAGER(S)                  ML

MONTH:
   To Roll                       36
   Remaining Term               345
   Remaining IO Term             59

% INTEREST ONLY               57.55

Cells in red font are calculations and should be left alone

Please put averages in gray cells at the bottom of each bucket.

   MASTER SERVICER:
   BACKUP SERVICER:
PRIMARY SERVICER (S):        % NAME        ORIGINATOR (S):        % NAME
---------------------   ----------------   ---------------   ----------------
           1            52.21 PHH                  1         52.21 Ameriquest
           2            47.79 Greenpoint           2         47.79 Greenpoint
           3                                       3
           4                                       4
           5                                       5
           6                                       6
           7                                       7
           8                                       8
           9                                       9
          10                                      10

Please fill out a complete list of all servicers and originators even if there're more then ten

                                   FICO BUCKET

                        DEAL SIZE
             ------------------------------      WA
               #                                LOAN
FICO         LOANS      BALANCE         %     BALANCE
----         -----   -------------   ------   -------
NA                                     0.00%
=<500                                  0.00%
>500 =<600                             0.00%
>600 =<620       1         168,000     0.02%  168,000
>620 =<640      57      16,071,176     1.59%  281,950
>640 =<660     208      60,038,374     5.93%  288,646
>660 =<680     360      82,449,817     8.14%  229,027
>680 =<700   1,238     228,771,144    22.58%  184,791
>700 =<750   2,174     413,453,155    40.82%  190,181
>750 =<800   1,052     194,149,211    19.17%  184,552
=>800           94      17,883,704     1.77%  190,252
             -----   -------------   ------   -------
TOTAL        5,184   1,012,984,581   100.00%  195,406
             =====   =============   ======   =======

                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
             ------------------------------------------------------------------------------------
                                                                REFI     FULL    INTEREST
FICO          WAC   FICO    %LTV   % DTI   PRIMARY   SF/PUD   CACHOUT     DOC      ONLY      MI%
----         ----   ----   -----   -----   -------   ------   -------   ------   --------   -----
NA
=<500
>500 =<600
>600 =<620   6.88%   620   80.00%  35.97%   100.00%    0.00%    0.00%   100.00%   100.00%    0.00%
>620 =<640   6.47%   634   76.38%  34.70%    94.06%   79.97%   63.09%    30.72%    82.18%    0.00%
>640 =<660   6.55%   652   76.16%  35.45%    78.43%   79.16%   43.85%    11.25%    85.10%    2.66%
>660 =<680   6.61%   671   77.41%  35.74%    63.49%   77.15%   33.64%    19.90%    81.46%    8.72%
>680 =<700   6.36%   690   78.07%  36.72%    80.26%   83.36%   63.62%    59.27%    51.57%   35.16%
>700 =<750   6.23%   723   77.49%  36.24%    75.17%   81.55%   52.81%    53.21%    51.69%   29.78%
>750 =<800   6.10%   771   75.00%  34.65%    67.13%   80.82%   40.01%    55.83%    56.48%   19.14%
=>800        6.02%   807   70.33%  32.26%    79.32%   90.82%   27.44%    52.24%    56.20%    8.73%
TOTAL        6.29%   717   76.92%  35.87%    74.40%   81.45%   50.42%    49.52%    57.55%   24.79%

FICO MEAN:               717
STANDARD DEVIATION:    38.26

                                   LTV BUCKET

                        DEAL SIZE
             ------------------------------      WA
               #                                LOAN
LTV          LOANS      BALANCE         %     BALANCE
---          -----   -------------   ------   -------
=<50           360      47,400,378     4.68%  131,668
>50 =<55       130      21,252,064     2.10%  163,477
>55 =<60       154      26,704,942     2.64%  173,409
>60 =<65       206      38,126,286     3.76%  185,079
>65 =<70       269      55,768,036     5.51%  207,316
>70 =<75       430      83,545,979     8.25%  194,293
>75 =<80     2,180     477,323,902    47.12%  218,956
>80 =<85       332      59,227,905     5.85%  178,397
>85 =<90     1,098     197,887,575    19.54%  180,225
>90 =<95        25       5,747,515     0.57%  229,901
>95 <100                               0.00%
=>100                                  0.00%
             -----   -------------   ------   -------
TOTAL        5,184   1,012,984,581   100.00%  195,406
             =====   =============   ======   =======

                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
             -----------------------------------------------------------------------------------
                                                                REFI     FULL   INTEREST
LTV           WAC   FICO    %LTV   % DTI   PRIMARY   SF/PUD   CACHOUT    DOC      ONLY      MI%
---          ----   ----   -----   -----   -------   ------   -------   -----   --------   -----
=<50         5.85%   731   39.30%  34.62%    91.20%   86.89%   73.11%   74.05%   24.76%     0.00%
>50 =<55     5.92%   730   52.71%  35.68%    90.03%   84.61%   72.41%   75.56%   29.60%     0.00%
>55 =<60     5.99%   728   57.77%  35.60%    86.64%   76.92%   77.78%   61.54%   35.45%     0.00%
>60 =<65     5.98%   725   62.86%  34.88%    89.91%   84.72%   70.69%   64.94%   40.88%     0.00%
>65 =<70     6.16%   713   68.18%  34.69%    77.29%   75.16%   65.38%   40.54%   54.01%     0.00%
>70 =<75     6.19%   714   73.23%  35.17%    80.40%   79.81%   64.72%   53.08%   49.29%     0.00%
>75 =<80     6.40%   714   79.51%  35.04%    57.50%   76.29%   25.84%   29.40%   78.15%     0.00%
>80 =<85     6.14%   721   83.42%  38.28%    93.98%   90.42%   78.56%   80.28%   30.21%     94.74%
>85 =<90     6.35%   717   89.11%  38.15%    94.87%   92.12%   76.96%   77.91%   37.01%     95.67%
>90 =<95     6.76%   710   94.82%  39.50%   100.00%   76.82%    4.34%    4.34%   78.38%     98.64%
>95 <100
=>100
TOTAL        6.29%   717   76.92%  35.87%    74.40%   81.45%   50.42%   49.52%   57.55%     24.79%

LTV MEAN:             76.92
CLTV:                 81.42
STANDARD DEVIATION:   13.72
LTV =80:              30.12
% SILENT SECONDS:     32.77

                                   DTI BUCKET

                        DEAL SIZE
             ------------------------------      WA
               #                                LOAN
DTI          LOANS      BALANCE         %     BALANCE
---          -----   -------------   ------   -------
=<20           466      85,329,499     8.42%  183,111
>20 =<25       418      67,002,499     6.61%  160,293
>25 =<30       663     114,884,218    11.34%  173,279
>30 =<35       948     187,405,025    18.50%  197,685
>35 =<40     1,187     256,759,206    25.35%  216,309
>40 =<45       722     149,191,465    14.73%  206,636
>45 =<50       777     151,814,308    14.99%  195,385
>50 =<55         3         598,360     0.06%  199,453
>55 =<60                               0.00%
>60                                    0.00%
             -----   -------------   ------   -------
TOTAL        5,184   1,012,984,581   100.00%  195,406
             =====   =============   ======   =======

                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
             ---------------------------------------------------------------------------
                                                                REFI     FULL   INTEREST
DTI           WAC   FICO    %LTV   % DTI   PRIMARY   SF/PUD   CACHOUT    DOC      ONLY
---          ----   ----   -----   -----   -------   ------   -------   -----   --------
=<20         6.41%   726   73.51%  15.51%   77.83%    85.43%   47.62%   34.02%   60.76%
>20 =<25     6.22%   722   74.72%  22.94%   73.10%    78.89%   56.97%   54.96%   53.43%
>25 =<30     6.22%   725   76.82%  27.97%   69.41%    84.71%   50.60%   52.91%   54.17%
>30 =<35     6.32%   715   76.77%  32.92%   66.27%    79.37%   42.10%   42.46%   65.61%
>35 =<40     6.37%   711   77.67%  37.86%   66.94%    76.29%   38.68%   38.09%   69.44%
>40 =<45     6.26%   712   77.70%  42.74%   80.29%    83.88%   56.10%   56.87%   52.60%
>45 =<50     6.14%   720   78.00%  48.00%   93.69%    86.70%   73.69%   74.06%   35.07%
>50 =<55     6.17%   727   80.00%  52.01%   67.91%   100.00%    0.00%   53.60%   32.09%
>55 =<60
>60
TOTAL        6.29%   717   76.92%  35.87%   74.40%    81.45%   50.42%   49.52%   57.55%

DTI MEAN:             35.87
STANDARD DEVIATION:    9.22

                                 PURPOSE BUCKET

                              DEAL SIZE
                   ------------------------------      WA
                     #                                LOAN
PURPOSE            LOANS      BALANCE         %     BALANCE
-------            -----   -------------   ------   -------
PURCHASE           1,557     345,031,789    34.06%  221,600
REFI (CASH OUT)    2,738     510,699,009    50.42%  186,523
REFI (NO CASH)                               0.00%
REFI (RATE TERM)    889      157,253,783    15.52%  176,888
CONSOLIDATION                                0.00%
OTHER                                        0.00%
                   -----   -------------   ------   -------
TOTAL              5,184   1,012,984,581   100.00%  195,406
                   =====   =============   ======   =======

                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                   ---------------------------------------------------------------------------
                                                                      REFI     FULL   INTEREST
PURPOSE             WAC   FICO    %LTV   % DTI   PRIMARY   SF/PUD   CACHOUT    DOC      ONLY
-------            ----   ----   -----   -----   -------   ------   -------   -----   --------
PURCHASE           6.49%   721   79.55%  34.55%   46.64%    72.02%     0.00%  18.13%   85.75%
REFI (CASH OUT)    6.20%   713   75.81%  36.55%   89.66%    86.64%   100.00%  67.39%   41.38%
REFI (NO CASH)
REFI (RATE TERM)   6.11%   716   74.74%  36.40%   85.72%    85.27%     0.00%  60.33%   48.21%
CONSOLIDATION
OTHER
TOTAL              6.29%   717   76.92%  35.87%   74.40%    81.45%    50.42%  49.52%   57.55%

                                OCCUPANCY BUCKET

                              DEAL SIZE
                   ------------------------------      WA
                     #                                LOAN
OCC TYPE           LOANS      BALANCE         %     BALANCE
--------           -----   -------------   ------   -------
PRIMARY (OOC)      3,737     753,639,712    74.40%  201,670
INVESTMENT         1,330     238,753,698    23.57%  179,514
2ND / VACATION       117      20,591,172     2.03%  175,993
RENTAL                                       0.00%
OTHER                                        0.00%
                   -----   -------------   ------   -------
TOTAL              5,184   1,012,984,581    100.00% 195,406
                   =====   =============   ======   =======

                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                   ---------------------------------------------------------------------------
                                                                      REFI     FULL   INTEREST
OCC TYPE            WAC   FICO    %LTV   % DTI   PRIMARY   SF/PUD   CACHOUT    DOC      ONLY
--------           ----   ----   -----   -----   -------   ------   -------   -----   --------
PRIMARY (OOC)      6.18%   715   76.58%  36.66%   100.00%   87.24%   60.76%   57.62%   50.42%
INVESTMENT         6.61%   721   77.99%  33.45%     0.00%   63.15%   18.98%   24.73%   80.06%
2ND / VACATION     6.29%   728   76.96%  36.05%     0.00%   81.55%   36.31%   40.40%   57.76%
RENTAL
OTHER
TOTAL              6.29%   717   76.92%  35.87%    74.40%   81.45%   50.42%   49.52%   57.55%

                              DOCUMENTATION BUCKET

                              DEAL SIZE
                   ------------------------------      WA
                     #                                LOAN
DOC TYPE           LOANS      BALANCE         %     BALANCE
--------           -----   -------------   ------   -------
FULL               2,965     501,602,698    49.52%  169,175
ALTERNATIVE                                  0.00%
LIMITED              216      37,267,359     3.68%  172,534
STATED             1,877     441,618,404    43.60%  235,279
NO RATIO                                     0.00%
NINA                  61      17,931,316     1.77%  293,956
NO DOC                65      14,564,805     1.44%  224,074
OTHER                                        0.00%
                   -----   -------------   ------   -------
TOTAL              5,184   1,012,984,581   100.00%  195,406
                   =====   =============   ======   =======

                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                   ----------------------------------------------------------------------------
                                                                      REFI     FULL    INTEREST
DOC TYPE            WAC   FICO    %LTV   % DTI   PRIMARY   SF/PUD   CACHOUT     DOC      ONLY
--------           ----   ----   -----   -----   -------   ------   -------   ------   --------
FULL               6.08%   723   76.33   36.77%   86.57%    88.27%   68.61%   100.00%   36.82%
ALTERNATIVE
LIMITED            6.26%   720   76.98   36.09%   89.91%    80.14%   83.61%     0.00%   31.87%
STATED             6.49%   708   77.70   34.83%   57.97%    73.51%   28.70%     0.00%   81.79%
NO RATIO
NINA               6.43%   728   70.98   33.08%   90.53%    83.42%   31.43%     0.00%   78.60%
NO DOC             7.00%   729   80.37    0.00%   93.87%    88.05%   20.44%     0.00%   76.56%
OTHER
TOTAL              6.29%   717   76.92   35.87%   74.40%    81.45%   50.42%    49.52%   57.55%

                                 PROPERTY BUCKET

                                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                          DEAL SIZE                     ----------------------------------------------------------------------
               ------------------------------  WA LOAN                                               REFI             INTEREST
PROPERTY TYPE  # LOANS     BALANCE        %    BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT  FULL DOC    ONLY
-------------  -------  -------------  ------  -------  ----  ----  -----  -----  -------  ------  -------  --------  --------
SINGLE FAMILY   3,761     699,991,105   69.10% 186,118  6.21%  717  76.88% 36.16%  83.34%  100.00%  58.49%   58.11%    49.74%
PUD               533     125,043,799   12.34% 234,604  6.36%  714  78.17% 34.76%  59.28%  100.00%  26.41%   28.78%    83.33%
2-4 UNIT          436     109,430,401   10.80% 250,987  6.54%  714  75.31% 35.88%  48.62%    0.00%  41.06%   29.32%    64.91%
TOWNHOUSE                                0.00%
CONDO             438      75,701,374    7.47% 172,834  6.45%  718  77.38% 34.94%  54.39%    0.00%  29.65%   33.36%    75.17%
MH                                       0.00%
OTHER              16       2,817,902    0.28% 176,119  6.66%  704  79.99% 35.25%  63.47%    0.00%  30.60%   53.53%    95.13%
                -----   -------------  ------  -------  ----   ---  -----  -----   -----   ------   -----    -----     -----
TOTAL           5,184   1,012,984,581  100.00% 195,406  6.29%  717  76.92% 35.87%  74.40%   81.45%  50.42%   49.52%    57.55%
                =====   =============  ======  =======  ====   ===  =====  =====   =====   ======   =====    =====     =====

                                PRINCIPAL BUCKET

                                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        DEAL SIZE                       ----------------------------------------------------------------------
             ------------------------------   WA LOAN                                                REFI             INTEREST
UPB          # LOANS     BALANCE        %     BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT  FULL DOC    ONLY
---          -------  -------------  ------  ---------  ----  ----  -----  -----  -------  ------  -------  --------  --------
=<50             41       1,543,428    0.15%    37,645  6.77%  708  74.71% 30.81%  17.80%   65.12%  12.43%   23.21%    60.51%
>50 =<100       987      78,229,304    7.72%    79,260  6.20%  724  71.29% 32.69%  68.41%   86.29%  58.33%   69.75%    23.70%
>100 =<125      667      75,137,540    7.42%   112,650  6.24%  721  75.63% 34.69%  70.46%   83.10%  50.92%   67.68%    37.77%
>125 =<150      617      84,648,823    8.36%   137,194  6.25%  723  77.27% 34.90%  71.42%   83.30%  54.40%   63.59%    38.13%
>150 =<200      989     172,476,890   17.03%   174,395  6.24%  722  76.78% 35.81%  72.09%   85.45%  54.57%   59.59%    46.27%
>200 =<250      714     159,600,831   15.76%   223,531  6.25%  718  77.26% 36.10%  75.29%   84.11%  57.26%   56.11%    55.53%
>250 =<300      375     102,751,241   10.14%   274,003  6.18%  718  76.97% 36.57%  75.75%   79.55%  47.55%   43.42%    63.42%
>300 =<350      262      85,280,124    8.42%   325,497  6.29%  711  79.00% 38.06%  76.35%   77.88%  47.27%   41.74%    72.06%
>350 =<400      175      65,682,637    6.48%   375,329  6.37%  707  78.28% 36.80%  74.86%   74.08%  45.89%   35.47%    78.64%
>400 =<450      116      49,310,428    4.87%   425,090  6.30%  710  78.59% 36.44%  81.14%   77.64%  43.93%   31.11%    80.32%
>450 =<500       97      46,587,041    4.60%   480,279  6.58%  704  77.97% 36.33%  63.65%   59.59%  38.82%   22.49%    85.58%
>500 =<600       80      43,902,983    4.33%   548,787  6.39%  702  78.45% 37.62%  86.08%   82.28%  42.71%   27.20%    77.63%
>600 =<700       37      23,757,305    2.35%   642,089  6.56%  712  76.04% 35.55%  86.51%   86.82%  53.68%   24.00%    86.53%
>700 =<800       12       8,813,886    0.87%   734,491  6.40%  726  77.27% 36.68%  83.84%  100.00%  16.47%   16.18%   100.00%
>800 =<900        7       5,944,652    0.59%   849,236  6.71%  714  77.86% 34.91%  86.23%   71.12%  15.01%    0.00%    86.23%
>900 =<1000       2       1,923,541    0.19%   961,771  6.94%  667  79.99% 36.01% 100.00%  100.00%  49.88%    0.00%   100.00%
=>1000            6       7,393,928    0.73% 1,232,321  6.28%  742  78.65% 32.66% 100.00%  100.00%  16.20%   17.04%    83.80%
              -----   -------------  ------  ---------  ----   ---  -----  -----  ------   ------   -----    -----    ------
TOTAL         5,184   1,012,984,581  100.00%   195,406  6.29%  717  76.92% 35.87%  74.40%   81.45%  50.42%   49.52%    57.55%
              =====   =============  ======  =========  ====   ===  =====  =====  ======   ======   =====    =====    ======

*    IN $1,000

             MIN 11,511  MAX 1,385,600

                          STATE CONCENTRATION BUCKET *

                                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                          DEAL SIZE                       ----------------------------------------------------------------------
               ------------------------------   WA LOAN                                                REFI             INTEREST
STATE*         # LOANS     BALANCE        %     BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT  FULL DOC    ONLY
------         -------  -------------  ------  ---------  ----  ----  -----  -----  -------  ------  -------  --------  --------
CALIFORNIA        733     219,999,372   21.72%  300,136   6.22%  712  74.00% 36.55%  75.69%   81.80%  45.97%   37.64%    77.91%
FLORIDA           559      94,085,024    9.29%  168,310   6.28%  719  77.92% 35.41%  70.83%   81.13%  51.96%   48.86%    55.04%
NEW YORK          271      70,181,118    6.93%  258,971   6.22%  720  73.23% 38.27%  87.57%   68.41%  60.26%   53.18%    45.42%
NEW JERSEY        239      56,876,255    5.61%  237,976   6.28%  717  75.04% 36.49%  89.94%   67.43%  71.82%   59.09%    53.21%
ARIZONA           248      47,206,180    4.66%  190,348   6.32%  717  79.11% 34.32%  54.58%   92.76%  43.10%   46.57%    73.26%
MARYLAND          221      44,832,999    4.43%  202,864   6.28%  707  77.22% 34.59%  84.61%   93.05%  60.89%   63.32%    48.51%
MASSACHUSETTS     141      38,264,999    3.78%  271,383   6.31%  712  74.55% 37.45%  73.03%   50.27%  43.08%   39.55%    49.04%
WASHINGTON        187      36,393,156    3.59%  194,616   6.35%  721  79.09% 35.48%  58.98%   82.85%  52.75%   51.18%    59.95%
NEVADA            152      33,815,166    3.34%  222,468   6.36%  713  77.91% 34.11%  46.97%   80.08%  29.65%   19.89%    88.49%
ILLINOIS          175      32,640,307    3.22%  186,516   6.44%  716  78.52% 37.09%  86.92%   67.74%  36.34%   42.09%    54.33%
TEXAS             267      31,263,965    3.09%  117,094   6.28%  721  76.79% 33.27%  71.44%   91.62%  55.67%   61.71%    23.37%
PENNSYLVANIA      190      26,285,164    2.59%  138,343   6.15%  725  79.03% 35.85%  92.68%   95.15%  74.16%   76.09%    21.60%
VIRGINIA           95      25,718,403    2.54%  270,720   6.51%  695  78.29% 35.56%  60.49%   87.48%  17.42%   12.63%    94.03%
OHIO              188      23,065,193    2.28%  122,687   6.26%  713  82.32% 36.05%  78.40%   91.07%  55.68%   64.83%    42.41%
MINNESOTA         129      22,229,578    2.19%  172,322   6.34%  717  78.58% 34.37%  64.58%   82.31%  46.39%   54.84%    60.86%
OTHER           1,389     210,127,703   20.74%  151,280   6.32%  723  79.17% 35.48%  74.16%   87.01%  51.30%   60.73%    44.09%
                -----   -------------  ------   -------   ----   ---  -----  -----   -----    -----   -----    -----     -----
TOTAL           5,184   1,012,984,581  100.00%  195,406   6.29%  717  76.92% 35.87%  74.40%   81.45%  50.42%   49.52%    57.55%
                =====   =============  ======   =======   ====   ===  =====  =====   =====    =====   =====    =====     =====

*    Fill in top 15 states only, combine the remaining in the "Other" Bucket.

*    SEPARATE CALIFORNIA INTO NORTH AND SOUTH IF POSSIBLE.

                                                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                       DEAL SIZE                     ----------------------------------------------------------------------
CALIFORNIA  ----------------------------   WA LOAN                                                REFI             INTEREST
BREAKDOWN   # LOANS   BALANCE        %     BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT  FULL DOC    ONLY
----------  -------  -----------  ------  ---------  ----  ----  -----  -----  -------  ------  -------  --------  --------
CA NORTH      335    110,728,096   50.33%  330,532   6.22%  711  74.36% 36.12%  76.74%  85.04%   45.49%   32.37%    83.69%
CA SOUTH      398    109,271,276   49.67%  274,551   6.22%  713  73.63% 36.98%  74.62%  78.52%   46.46%   42.99%    72.05%
              ---    -----------  ------   -------   ----   ---  -----  -----   -----   -----    -----    -----     -----
              733    219,999,372  100.00%  300,136   6.22%  712  74.00% 36.55%  75.69%  81.80%   45.97%   37.64%    77.91%
              ===    ===========  ======   =======   ====   ===  =====  =====   =====   =====    =====    =====     =====

                              FIXED / FLOATING (II)

                                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                            DEAL SIZE                       ----------------------------------------------------------------------
                 ------------------------------   WA LOAN                                                REFI             INTEREST
TYPE             # LOANS     BALANCE        %     BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT  FULL DOC    ONLY
----             -------  -------------  ------  ---------  ----  ----  -----  -----  -------  ------  -------  --------  --------
FIXED             2,032     306,230,007   30.23%  150,704   6.09%  725  74.00% 36.77%  93.82%   91.29%  75.58%   85.18%     0.00%
FIXED IO            148      29,699,489    2.93%  200,672   6.51%  724  76.31% 36.82% 100.00%   90.57%  78.09%   80.36%   100.00%
2/28 LIBOR ARM       62      11,612,269    1.15%  187,295   6.46%  702  79.02% 34.51%  48.93%   61.43%  23.78%   10.12%     0.00%
3/27 LIBOR ARM      365      66,092,234    6.52%  181,075   6.18%  714  78.52% 36.92%  70.12%   75.39%  57.30%   44.67%     0.00%
5/25 LIBOR ARM      260      44,111,657    4.35%  169,660   6.08%  718  77.54% 36.15%  75.21%   79.00%  60.93%   57.36%     0.00%
7/23 LIBOR ARM       10       1,365,834    0.13%  136,583   6.64%  713  78.72% 31.86%  44.73%   53.06%  24.37%    5.26%     0.00%
10/20 LIBOR ARM       2         558,440    0.06%  279,220   7.14%  659  81.64% 35.66% 100.00%  100.00%  16.42%    0.00%     0.00%
1 MONTH LIBOR
   IO ARM           100      29,735,363    2.94%  297,354   5.90%  730  78.91% 33.23%  67.13%   84.24%  12.36%   11.80%   100.00%
6 MONTH LIBOR
   IO ARM           124      33,961,012    3.35%  273,879   5.66%  729  75.83% 35.63%  74.79%   84.41%  36.37%   42.45%   100.00%
2/28 LIBOR
   IO ARM           183      48,017,140    4.74%  262,389   6.47%  700  78.80% 35.68%  57.53%   70.85%  19.28%   12.76%   100.00%
3/27 LIBOR
   IO ARM         1,284     306,642,000   30.27%  238,818   6.50%  708  78.70% 35.33%  60.79%   76.11%  33.08%   27.51%   100.00%
5/25 LIBOR
   IO ARM           572     127,495,148   12.59%  222,894   6.46%  718  77.76% 35.14%  68.99%   77.94%  46.73%   39.51%   100.00%
7/23 LIBOR
   IO ARM            31       5,349,008    0.53%  172,549   6.75%  727  76.54% 32.11%  37.80%   63.03%  26.70%   30.26%   100.00%
10/20 LIBOR
   IO ARM            11       2,114,980    0.21%  192,271   6.93%  732  68.71% 33.74%  43.62%   77.59%  19.38%   20.05%   100.00%
                  -----   -------------  ------   -------   ----   ---  -----  -----   -----    -----   -----    -----    ------
TOTAL             5,184   1,012,984,581  100.00%  195,406   6.29%  717  76.92% 35.87%  74.40%   81.45%  50.42%   49.52%    57.55%
                  =====   =============  ======   =======   ====   ===  =====  =====   =====    =====   =====    =====    ======

LIST ALL LOAN TYPES AND SEPARATE THE IO LOANS I.E. 2/28 AND 2/28 IO SHOULD HAVE SEPARATE ROWS.

                                   LIEN BUCKET

                                                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                   DEAL SIZE                       ----------------------------------------------------------------------
        ------------------------------   WA LOAN                                                REFI             INTEREST
TYPE    # LOANS     BALANCE        %     BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT  FULL DOC    ONLY
----    -------  -------------  ------  ---------  ----  ----  -----  -----  -------  ------  -------  --------  --------
FIRST    5,184   1,012,984,581  100.00%  195,406   6.29%  717  76.92% 35.87%  74.40%  81.45%   50.42%   49.52%    57.55%
SECOND                            0.00%
THIRD                             0.00%
OTHER                             0.00%
         -----   -------------  ------   -------   ----   ---  -----  -----   -----   -----    -----    -----     -----
TOTAL    5,184   1,012,984,581  100.00%  195,406   6.29%  717  76.92% 35.87%  74.40%  81.45%   50.42%   49.52%    57.55%
         =====   =============  ======   =======   ====   ===  =====  =====   =====   =====    =====    =====     =====

                                PREPAYMENT BUCKET

                                                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     DEAL SIZE                       ----------------------------------------------------------------------
          ------------------------------   WA LOAN                                                REFI             INTEREST
TYPE      # LOANS     BALANCE        %     BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT  FULL DOC    ONLY
----      -------  -------------  ------  ---------  ----  ----  -----  -----  -------  ------  -------  --------  --------
NONE       2,317     503,975,091   49.75%  217,512   6.37%  714  76.87% 35.52%  72.29%  77.41%   42.63%   39.02%    67.45%
6 MONTHS                            0.00%
1 YEAR       186      40,743,041    4.02%  219,049   6.07%  724  70.14% 39.17%  95.62%  75.62%   74.49%   73.26%    21.43%
2 YEAR        12       1,723,355    0.17%  143,613   6.76%  692  81.35% 34.78%  63.91%  89.18%   60.72%   52.12%    76.15%
3 YEAR     2,614     455,704,070   44.99%  174,332   6.21%  719  77.53% 35.98%  75.66%  86.50%   57.13%   59.46%    49.26%
5 YEAR         2         283,837    0.03%  141,918   6.46%  758  80.00% 30.56%   0.00%  69.05%    0.00%   30.95%    69.05%
OTHER         53      10,555,187    1.04%  199,154   6.43%  712  78.06% 34.45%  42.34%  77.75%   39.08%   29.85%    79.33%
           -----   -------------  ------   -------   ----   ---  -----  -----   -----   -----    -----    -----     -----
TOTAL      5,184   1,012,984,581  100.00%  195,406   6.29%  717  76.92% 35.87%  74.40%  81.45%   50.42%   49.52%    57.55%
           =====   =============  ======   =======   ====   ===  =====  =====   =====   =====    =====    =====     =====

                                  INDEX BUCKET

                                                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                            DEAL SIZE                       ----------------------------------------------------------------------
                 ------------------------------   WA LOAN                                                REFI             INTEREST
TYPE             # LOANS     BALANCE        %     BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT  FULL DOC    ONLY
----             -------  -------------  ------  ---------  ----  ----  -----  -----  -------  ------  -------  --------  --------
LIBOR - 6 MONTH   2,859     640,542,439   63.23%  224,044   6.40%  712  78.30% 35.47%  64.01%   75.99%  38.61%    32.25%    81.74%
FIXED RATE        2,180     335,929,496   33.16%  154,096   6.13%  725  74.20% 36.77%  94.36%   91.22%  75.80%    84.75%     8.84%
LIBOR - 1 MONTH     100      29,735,363    2.94%  297,354   5.90%  730  78.91% 33.23%  67.13%   84.24%  12.36%    11.80%   100.00%
LIBOR - 1 YEAR       45       6,777,283    0.67%  150,606   4.89%  725  71.42% 38.52%  98.75%  100.00%  75.20%   100.00%     0.00%
                                           0.00%
                                           0.00%
                                           0.00%
OTHER                                      0.00%
                  -----   -------------  ------   -------   ----   ---  -----  -----   -----   ------   -----    ------    ------
TOTAL             5,184   1,012,984,581  100.00%  195,406   6.29%  717  76.92% 35.87%  74.40%   81.45%  50.42%    49.52%    57.55%
                  =====   =============  ======   =======   ====   ===  =====  =====   =====   ======   =====    ======    ======

LIST ALL RESET RATES

                               IO ONLY FICO BUCKET

                                                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      DEAL SIZE                     ----------------------------------------------------------------------
            ----------------------------   WA LOAN                                               REFI
TYPE        # LOANS    BALANCE       %     BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT  FULL DOC  LTV =>80
----        -------  -----------  ------   -------  ----  ----  -----  -----  -------  ------  -------  --------  --------
NA                                  0.00%
=<500                               0.00%
>500 =<520                          0.00%
>520 =<540                          0.00%
>540 =<560                          0.00%
>560 =<580                          0.00%
>580 =<600                          0.00%
>600 =<620       1       168,000    0.03%  168,000  6.88%  620  80.00% 35.97% 100.00%   0.00%    0.00%   100.00%    0.00%
>620 =<640      45    13,207,834    2.27%  293,507  6.53%  634  76.60% 34.48%  95.55%  79.75%   62.87%    26.63%    0.00%
>640 =<660     175    51,092,509    8.76%  291,957  6.56%  652  76.64% 35.63%  78.84%  81.29%   41.44%    12.90%    3.13%
>660 =<680     269    67,166,854   11.52%  249,691  6.65%  671  77.28% 35.37%  61.89%  74.64%   27.63%    14.19%    3.37%
>680 =<700     513   117,983,128   20.24%  229,987  6.44%  690  79.36% 35.50%  71.87%  80.86%   50.37%    42.10%   29.89%
>700 =<750     910   213,694,587   36.65%  234,829  6.38%  723  78.70% 35.76%  63.48%  75.96%   35.20%    33.83%   19.96%
>750           540   119,701,228   20.53%  221,669  6.23%  774  77.36% 34.04%  54.21%  77.24%   23.92%    35.85%   11.58%
             -----   -----------  ------   -------  ----   ---  -----  -----  ------   -----    -----    ------    -----
TOTAL        2,453   583,014,140  100.00%  237,674  6.41%  713  78.17% 35.27%  65.17%  77.60%   36.25%    31.68%   16.40%
             =====   ===========  ======   =======  ====   ===  =====  =====  ======   =====    =====    ======    =====

                            IO ONLY PRINCIPAL BUCKET

                                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                       DEAL SIZE           ---------------------------------------------------------------------------------
             ----------------------------   WA LOAN                                                REFI
UPB          # LOANS    BALANCE       %     BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT  FULL DOC  LTV =>80
---          -------  -----------  ------  ---------  ----  ----  -----  -----  -------  ------  -------  --------  --------
=<50             24       934,001    0.16%    38,917  6.94%  710  73.75% 30.23%  11.51%   50.92%  12.74%   22.61%    12.91%
>50 =<100       232    18,542,187    3.18%    79,923  6.55%  724  75.80% 31.87%  32.02%   73.20%  28.71%   45.95%    14.02%
>100 =<125      251    28,377,522    4.87%   113,058  6.47%  721  77.36% 33.87%  41.03%   69.19%  27.53%   46.10%    17.89%
>125 =<150      236    32,276,997    5.54%   136,767  6.54%  717  77.94% 33.21%  44.74%   72.74%  28.16%   34.47%    14.12%
>150 =<200      455    79,810,638   13.69%   175,408  6.41%  719  77.90% 34.18%  52.52%   82.49%  34.43%   38.66%    17.12%
>200 =<250      395    88,631,250   15.20%   224,383  6.38%  715  78.56% 34.91%  62.27%   79.41%  41.94%   40.27%    22.39%
>250 =<300      238    65,163,577   11.18%   273,797  6.27%  713  77.87% 35.58%  67.77%   79.61%  36.77%   31.10%    16.87%
>300 =<350      189    61,449,564   10.54%   325,130  6.33%  706  79.73% 37.12%  72.50%   76.74%  41.09%   35.12%    22.67%
>350 =<400      138    51,651,317    8.86%   374,285  6.37%  710  78.53% 36.48%  73.19%   74.47%  37.78%   28.98%    15.03%
>400 =<450       93    39,608,573    6.79%   425,899  6.33%  707  78.34% 36.21%  78.62%   78.59%  37.73%   23.77%    17.34%
>450 =<500       83    39,870,048    6.84%   480,362  6.59%  703  77.73% 35.95%  62.44%   58.81%  34.61%   17.91%     8.32%
>500 =<600       62    34,082,402    5.85%   549,716  6.43%  700  79.27% 36.74%  88.66%   85.59%  37.39%   17.59%    13.02%
>600 =<700       32    20,556,637    3.53%   642,395  6.62%  713  75.04% 35.21%  84.40%   84.77%  52.63%   15.27%    11.97%
>700 =<800       12     8,813,886    1.51%   734,491  6.40%  726  77.27% 36.68%  83.84%  100.00%  16.47%   16.18%     0.00%
>800 =<900        6     5,126,000    0.88%   854,333  6.66%  710  78.39% 34.64% 100.00%   66.50%  17.40%    0.00%     0.00%
>900 =<1000       2     1,923,541    0.33%   961,771  6.94%  667  79.99% 36.01% 100.00%  100.00%  49.88%    0.00%     0.00%
=>1000            5     6,196,000    1.06% 1,239,200  6.19%  759  79.80% 32.11% 100.00%  100.00%   0.00%   20.34%     0.00%
              -----   -----------  ------  ---------  ----   ---  -----  -----  ------   ------   -----    -----     -----
TOTAL         2,453   583,014,140  100.00%   237,674  6.41%  713  78.17% 35.27%  65.17%   77.60%  36.25%   31.68%    16.40%
              =====   ===========  ======  =========  ====   ===  =====  =====  ======   ======   =====    =====     =====

*    IN $1,000

                               LOAN-TO-VALUE (LTV)

Percentage of MI
coverage based on
FICO and LTV              >55   >60   >65   >70   >75    >80     >85    >90   >95   =>
buckets.*          =<55  =<60  =<65  =<70  =<75  =<80   =<85    =<90   =<95  <100  100
-----------------  ----  ----  ----  ----  ----  ----  ------  ------  ----  ----  ---
  NA
  =<500
  >500 =<550
  >550 =<600
F >600 =<625
I >625 =<650                                                   100.00
C >650 =<675                                           100.00  100.00
O >675 =<700                                            91.91   96.00
  >700 =<725                                            93.15   95.01
  >725 =<750                                            96.39   96.42
  >750 <800                                            100.00   94.75
  =>800                                                100.00  100.00

* THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF MI CORRESPONDING TO EACH CROSS LTV AND FICO BUCKETS